Ex 10.5

WAIVER AND CONSENT

AND

FIRST AMENDMENT

TO

PROMISSORY NOTE

This Waiver and Consent and First Amendment to Promissory Note (the “Amendment”) is entered into as of December 19, 2014  by and among Venturian Group, Inc. (“VENTURIAN”), Intelligent Living America, Inc. (“ILIV”),  and Provectus, LLC (Collectively sometimes referred to individually as a “Client” or “Clients”).

RECITALS

WHEREAS, Clients and VENTURIAN, are parties to that certain Promissory Note dated as of April 25, 2014.

WHEREAS, Section 9(a) of the Agreement provides that the Agreement may be amended by a written instrument signed by both parties and that a waiver shall not be effective unless it is in writing and signed by VENTURIAN.

WHEREAS, each of the parties hereto desires to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. VENTURIAN hereby (i) consents to reduce the principal balance under the Promissory Note from $610,000 to $250,000; and consents to amending the terms of the note pursuant to the convertible debenture attached as Exhibit A.

2. VENTURIAN shall be permitted to exercise any remedies it may have in respect of an Event of Default arising from ILIV’s breach of the provisions of this Amendment. Except as otherwise waived and consented to hereunder by VENTURIAN, this forbearance does not constitute waiver of any other violations of the Agreement and VENTURIAN reserves all rights under the Agreement and applicable law to exercise such remedies.

7.  Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, and the Transaction Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Agreement, as in effect prior to the date hereof. Clients ratify and reaffirm the continuing effectiveness of all agreements and instruments delivered or entered into in connection with the Agreement.

8. Each Client represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing, other than as set forth above.

9. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Remainder of Page intentionally blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

“VENTURIAN”

“CLIENT”

VENTURIAN GROUP, INC.

INTELLIGENT LIVING AMERICA, INC.

By: __/s/ Allen Firouz_______

By:  __/s/ Paul Favata__________

               Allen Firouz

                Paul Favata

Title:    Chief Executive Officer

Title: President

Address for Clients:

299 Alhambra Circle, Suite 512

Coral Gables, FL  33134

Telephone No.:  (800) 800-5487

Facsimile No.:  (703) 964-9926